Before you invest, please review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the prospectus and other information at www.arielinvestments.com/prospectus-and-reports. You may also obtain this information at 800.292.7435 or email@arielinvestments.com. This summary prospectus incorporates by reference the Fund’s full prospectus and statement of additional information, both dated February 1, 2017, each as supplemented from time to time, and the financial statements included in the Fund’s annual report to shareholders, dated September 30, 2016.

INVESTMENT OBJECTIVE

Ariel Appreciation Fund’s fundamental objective is long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes fees and expenses that you may pay if you buy and hold shares of Ariel Appreciation Fund (the “Fund”).

Shareholder fees

(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Maximum sales charge (load) imposed on reinvested dividends	None	None
Redemption fees	None	None

Annual fund operating expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management fees	0.69%	0.69%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	0.18%	0.13%
Total annual fund operating expenses	1.12%	0.82%

The following example illustrates the expenses you would pay on a $10,000 investment in the Fund. It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

Expense example

	Investor Class	Institutional Class
1-Year	$114	$84
3-Year	$356	$262
5-Year	$617	$455
10-Year	$1,363	$1,014

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in mid-capitalization (“mid cap”) undervalued companies that show strong potential for growth. The Fund invests primarily in equity securities of U.S. companies, and the Fund generally will invest in companies with market capitalizations between $2 billion and $15 billion, measured at the time of initial purchase. The Fund may invest a portion of the portfolio outside (above or below) this market capitalization range. Also, the market capitalizations for the Fund’s portfolio companies may change over time, and the Fund is permitted to invest in (hold and purchase) a company even if its market capitalization moves outside the stated range. However, the Fund will not hold stocks that fall within the top quintile (i.e., the largest cap stocks) of the Russell U.S. equity indexes (a comprehensive representation of market-cap weighted security indexes of the investable U.S. equity market) and if a stock held in the Fund moves into the top quintile, it will be sold by the end of the following quarter.

The essence of the Fund’s strategy is a combination of patience and stock selection. The Fund seeks to hold investments for a relatively long period of time—generally five years. However, the holding period may vary for any particular stock.

The Fund seeks to invest in quality companies in industries in which Ariel Investments, LLC (“Ariel” or the “Adviser”) has expertise. These industries include the financial services and consumer discretionary sectors, in which sectors the Fund often will invest a significant portion of its assets. The Fund only buys companies when Ariel believes that they are selling at excellent values.

Quality companies typically share several attributes that Ariel believes will result in capital appreciation over time: high barriers to entry, sustainable competitive advantages, predictable fundamentals that allow for double-digit earnings growth, skilled management teams, and solid financials. A high barrier to entry may exist where, for example, significant capital is required for new companies to enter a particular marketplace, thus giving companies already within the marketplace a perceived competitive advantage. Ariel’s strategy to focus on a limited number of companies and industries is designed to add value in areas in which it has expertise. We believe this approach creates a portfolio of well-researched stocks. As disciplined value investors, we make opportunistic purchases when great companies are temporarily out of favor—generally seeking to invest in companies that are trading at a low valuation relative to potential earnings and/or a low valuation relative to intrinsic worth. The primary reasons we will sell a stock are: (i) if its valuation reaches our determination of its private market value, (ii) if a better opportunity for investment presents itself, or (iii) if there are material changes to a company’s fundamentals.

The Fund does not invest in companies whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns. We believe these industries may be more likely to face shrinking growth prospects, litigation costs and legal liability that cannot be quantified.

The Fund is a diversified fund that generally will hold between 25–45 securities in its portfolio.

PRINCIPAL RISKS

Although Ariel makes every effort to achieve the Fund’s objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective. You could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•

Mid cap stocks held by the Fund could fall out of favor and returns would subsequently trail returns from the overall stock market. The performance of such stocks could also be more volatile. Mid cap stocks often have less predictable earnings, more limited product lines and markets, and more limited financial and management resources than large cap stocks.

•

Investing in equity securities is risky and subject to the volatility of the markets. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, often will decline in value.

•	The intrinsic value of the stocks in which the Fund invests may never be recognized by the broader market.

•

The Fund often invests a significant portion of its assets in companies within the financial services and consumer discretionary sectors and its performance may suffer if these sectors underperform the overall stock market.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the Russell Midcap® Value Index and the Russell Midcap® Index, which reflect the markets in which the Fund invests, and the S&P 500® Index, a broad measure of market performance. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total return for the year ended December 31

2    SUMMARY PROSPECTUS

Average annual total returns as of December 31, 2016

	1-Year	5-Year	10-Year	Since Inception (12/1/89)[1]
Investor Class return before taxes	12.67%	14.80%	7.72%	10.74%
Investor Class return after taxes on distributions	10.68%	12.35%	6.15%	9.34%
Investor Class return after taxes on distributions and sale of fund shares	8.78%	11.72%	6.05%	9.02%
Institutional Class return before taxes[1]	13.01%	15.16%	7.89%	10.81%
Russell Midcap® Value Index (reflects no deductions for fees, expenses or taxes)	20.00%	15.70%	7.59%	11.60%
Russell Midcap® Index (reflects no deductions for fees, expenses or taxes)	13.80%	14.72%	7.86%	11.21%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	11.96%	14.66%	6.95%	9.40%
[1]

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Investor Class, for such period of time), without any adjustments.

After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary.

INVESTMENT ADVISER

Ariel Investments, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

John W. Rogers, Jr., Lead Portfolio Manager from 2002–2011, Co-Portfolio Manager since December 2011.

Timothy Fidler, CFA, Portfolio Manager from 2009–2011, Co-Portfolio Manager since December 2011.

PURCHASE AND SALE OF FUND SHARES

Investors may purchase, redeem or exchange Fund shares on any business day by written request, via online, by telephone, by wire transfer, or through a financial intermediary. New accounts may be opened by mailing a signed account application and submitting your payment (in the form of a check or wire transfer). New accounts cannot be opened online. Once your account is opened, you may conduct transactions by mail (Ariel Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, for regular mail, or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207, for overnight service), online at arielinvestments.com or by telephone at 800.292.7435. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial investment for Investor Class shares is $1,000. The minimum initial investment for Institutional Class shares is $1,000,000. The minimum subsequent investment in a Fund for all share classes is $100.

TAX INFORMATION

A Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account (“IRA”). Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a financial adviser or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ARIEL APPRECIATION FUND    3

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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Slow and steady wins the race.	APPREC SUMPRO (33,000) ©02/17 AI–06